UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  February 7, 1997



                           RENAISSANCE COSMETICS, INC.
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




State of Delaware                  33-87280             06-1396287
---------------------------- -------------------------- ------------------
      (State or other        (Commission File Number)   (I.R.S. Employer
      jurisdiction of                                   Identification No.)
      incorporation)



955 Massachusetts Ave., Cambridge, Massachusetts                   02139
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     (Address of principal executive offices)                (zip code)



Registrant's telephone number, including area code (617) 497-5584


                                 Not applicable
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          (Former name or former address, if changed since last report)







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                                                                               2




Item 7.      Exhibits


     Exhibit Number
(Referenced to Item 601
   of Regulation S-K)                  Description of Exhibit
   ------------------                  ----------------------

          10.1                 Purchase Agreement, dated February 3,
                               1997, between Renaissance Cosmetics, Inc., as issuer, and CIBC Wood Gundy Securities Corp., as initial purchaser.

          10.2 Indenture, dated February 7, 1997, among Renaissance Cosmetics, Inc., as issuer, Renaissance Guarantor, Inc., as guarantor, and United States Trust Company of New
                                York, as trustee.

          10.3 Escrow and Disbursement Agreement, dated February 7, 1997, among Renaissance Cosmetics, Inc., as issuer, Renaissance Guarantor, Inc., as guarantor, United States Trust Company of New York, as trustee, and United States Trust Company of New York, as escrow agent.

          10.4 Notes Registration Rights Agreement, dated February 7, 1997, between Renaissance Cosmetics, Inc., as issuer, and CIBC Wood Gundy Securities Corp., as initial purchaser.

                                   Signatures

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  February 19, 1997

                                    RENAISSANCE COSMETICS, INC.



                                       By: /s/ Thomas T.S. Kaung
                                           ------------------------------
                                           Thomas T.S. Kaung
                                           Group Vice-President, Finance
                                           and Chief Financial Officer

                              EXHIBIT INDEX

                 Pursuant to Item 601 of Regulation S-K

            Exhibit No.                     Description of Exhibit
            -----------                     ----------------------

                10.1 Purchase Agreement, dated February 3, 1997, between Renaissance Cosmetics, Inc., as issuer, and CIBC Wood Gundy Securities Corp., as initial purchaser.

                10.2 Indenture, dated February 7, 1997, among Renaissance Cosmetics, Inc., as issuer, Renaissance Guarantor, Inc., as guarantor, and United States Trust Company of New York, as trustee.

                10.3 Escrow and Disbursement Agreement, dated February 7, 1997, among Renaissance Cosmetics, Inc., as issuer, Renaissance Guarantor, Inc., as guarantor, United States Trust Company of New York, as trustee, and United States Trust Company of New York, as escrow agent.

                10.4 Notes Registration Rights Agreement, dated February 7, 1997, between Renaissance Cosmetics, Inc., as issuer, and CIBC Wood Gundy Securities Corp., as initial purchaser.